                                  SCHEDULE B3

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                              UBS RELATIONSHIP FUND

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate trades on behalf of The UBS Funds and UBS Relationship Funds. All prior authorizations are superseded by this list.

UBS Global Asset Management (Americas) Inc. - Fixed Income Department

Printed Name                            Signature
------------                            ---------


Shelley Aron               /s/ Shelley Aron
                           ---------------------------------


Christopher Baker          /s/ Christopher Baker
                           ---------------------------------


Thomas Clarkson            /s/ Thomas Clarkson
                           ---------------------------------


Craig Ellinger             /s/ Craig Ellinger
                           ---------------------------------


James Jackson              /s/ James Jackson
                           ---------------------------------


Roawanda Jackson           /s/ Roawanda Jackson
                           ---------------------------------


Debbie Johnson             /s/ Debbie Johnson
                           ---------------------------------


Kiki Katsikas              /s/ Kiki Katsikas
                           ---------------------------------


Linda Kent                 /s/ Linda Kent
                           ---------------------------------


Edward Konrath             /s/ Edward Konrath
                           ---------------------------------


Megan Lamb                 /s/ Megan Lamb
                           ---------------------------------


Elizabeth deLarauze        /s/ Elizabeth deLarauze
                           ---------------------------------


Jim Law                    /s/ Jim Law
                           ---------------------------------


Michael Markowitz          /s/ Michael Markowitz
                           ---------------------------------


John Penicook              /s/ John Penicook
                           ---------------------------------


Richard Sabatino           /s/ Richard Sabatino
                           ---------------------------------


Eric Staudt                /s/ Eric Staudt
                           ---------------------------------


Justin Tabellione          /s/ Justin Tabellione
                           ---------------------------------


Mary Wilson                /s/ Mary Wilson
                           ---------------------------------

UBS Global Asset Management (Americas) Inc. - Equity Department

Printed Name                           Signature
------------                           ---------


Michael Abellera           /s/ Michael Abellera
                           ---------------------------------


Jeffrey Diermeier          /s/ Jeffrey Diermeier
                           ---------------------------------


Denise Groeger             /s/ Denise Groeger
                           ---------------------------------


Paul Harvey                /s/ Paul Harvey
                           ---------------------------------


Phillip Krauss             /s/ Phillip Krauss
                           ---------------------------------


John Leonard               /s/ John Leonard
                           ---------------------------------


Tom Madsen                 /s/ Tom Madsen
                           ---------------------------------


James Malles               /s/ James Malles
                           ---------------------------------


Alvin Marley               /s/ Alvin Marley
                           ---------------------------------


Lydia Miller               /s/ Lydia Miller
                           ---------------------------------


John Nena                  /s/ John Nena
                           ---------------------------------


Gilberto Ruiz              /s/ Gilberto Ruiz
                           ---------------------------------


Pamela Siple               /s/ Pamela Siple
                           ---------------------------------


Barbara Weston             /s/ Barbara Weston
                           ---------------------------------

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                              UBS RELATIONSHIP FUND

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                      Initials
                                      --------


/s/ Joseph A. Anderson                 J.A.A.
-----------------------------------
Joseph A. Anderson


/s/ Erik D. Boyme                      E.D.B
-----------------------------------
Erik D. Boyme


/s/ Jennifer J. Drum                   J.J.D.
-----------------------------------
Jennifer J. Drum


/s/ Catherine E. Macrae                C.E.M.
-----------------------------------
Catherine E. Macrae


/s/ Robert J. Oliver                   R.J.O.
-----------------------------------
Robert J. Oliver

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                      Initials
                                      --------


/s/ Jeffrey J. Diermeier               J.J.D.
-----------------------------------
Jeffrey J. Diermeier


/s/ David M. Goldenberg                D.M.G.
-----------------------------------
David M. Goldenberg


/s/ David E. Floyd                     D.E.F.
-----------------------------------
David E. Floyd


/s/ Mark F. Kemper                     M.F.K.
-----------------------------------
Mark F. Kemper


/s/ Paul H. Schubert                   P.H.S.
-----------------------------------
Paul H. Schubert

UBS Asset Management - London

Printed Name                           Signature
------------                           ---------


Lesley Ann Ambrose         /s/ Lesley Ann Ambrose
                           ---------------------------------


David Thomas Beare         /s/ David Thomas Beare
                           ---------------------------------


Graham Steven Clark        /s/ Graham Steven Clark
                           ---------------------------------


Paul Leslie Clark          /s/ Paul Leslie Clark
                           ---------------------------------


John Fraser Cooke          /s/ John Fraser Cooke
                           ---------------------------------


Wendy Cooper-Keeble        /s/ Wendy Cooper-Keeble
                           ---------------------------------


Leslie Graham Dennis       /s/ Leslie Graham Dennis
                           ---------------------------------


Clifford Brian Fisher      /s/ Clifford Brian Fisher
                           ---------------------------------


Lesley Maureen Gill        /s/ Lesley Maureen Gill
                           ---------------------------------


Gordon Trevor Gray         /s/ Gordon Trevor Gray
                           ---------------------------------


Alex James Greenhill       /s/ Alex James Greenhill
                           ---------------------------------


Trevor William Halls       /s/ Trevor William Halls
                           ---------------------------------


Rachael Catherine Hawney   /s/ Rachael Catherine Hawney
                           ---------------------------------


Kevin Ian Hazelden         /s/ Kevin Ian Hazelden
                           ---------------------------------


Nigel Head                 /s/ Nigel Head
                           ---------------------------------


Bert William Hoskins       /s/ Bert William Hoskins
                           ---------------------------------


Kathryn Rachael Jackson    /s/ Kathryn Rachael Jackson
                           ---------------------------------


Michael David Marsh        /s/ Michael David Marsh
                           ---------------------------------


Caroline Amanda Martin     /s/ Caroline Amanda Martin
                           ---------------------------------


Susan Elizabeth O'Shea     /s/ Susan Elizabeth O'Shea
                           ---------------------------------


Jemma Payne                /s/ Jemma Payne
                           ---------------------------------


Thomas Madsen              /s/ Thomas Madsen
                           ---------------------------------


Piers Maynard              /s/ Piers Maynard
                           ---------------------------------


Anne-Marie Parish          /s/ Anne-Marie Parish
                           ---------------------------------


Denise Pamment             /s/ Denise Pamment
                           ---------------------------------


Jemma Payne                /s/ Jemma Payne
                           ---------------------------------


Richard Pollack            /s/ Richard Pollack
                           ---------------------------------


David Frank Rayner         /s/ David Frank Rayner
                           ---------------------------------


Victor Reginald Robinson   /s/ Victor Reginald Robinson
                           ---------------------------------

Printed Name                           Signature
------------                           ---------


Jillian Denise Ruck        /s/ Jillian Denise Ruck
                           ---------------------------------


Mark David Skeggs          /s/ Mark David Skeggs
                           ---------------------------------


Alan Kevin Smith           /s/ Alan Kevin Smith
                           ---------------------------------


John Henry Spinks          /s/ John Henry Spinks
                           ---------------------------------


Kimberley Jane Wade        /s/ Kimberley Jane Wade
                           ---------------------------------


Paul Ernest Whittern       /s/ Paul Ernest Whittern
                           ---------------------------------


Karen Witham               /s/ Karen Witham
                           ---------------------------------


Andrew Witten              /s/ Andrew Witten
                           ---------------------------------

                        J.P. MORGAN INVESTOR SERVICES CO.

DATE: February 24, 2003

RE:   Fund Transfer Authorization

The following is a list of J.P. Morgan Investor Services Co. personnel authorized to instruct JPMorgan Chase to transfer funds on behalf of the UBS Relationship Funds between the transfer agent operating accounts and the UBS custody accounts.

NAME                       TITLE                       SIGNATURE
----                       -----                       ---------


Nick Tuberosa    Director, Vice President   /s/ Nick Tuberosa
                                            -------------------------------


John Sheppard    Assistant Vice President   /s/ John Sheppard
                                            -------------------------------


Donna Sullivan   Supervisor                 /s/ Donna Sullivan
                                            -------------------------------


Charleen White   Supervisor                 /s/ Charleen White
                                            -------------------------------


Amy Lavieri      Supervisor                 /s/ Amy Lavieri
                                            -------------------------------


Marnie Pappone   Supervisor                 /s/ Marnie Pappone
                                            -------------------------------